Quantum Fuel Systems Technologies Worldwide, Inc. Investor Presentation May 2007 “A Fully Integrated Alternative Energy Company” Exhibit 99.1

Forward Looking Statements
Certain matters discussed in this presentation contain
forward-looking information that involves risks and
uncertainties that could cause actual results to differ
materially from current trends.  These include the growth of the alternative fuel and fuel cells markets, OEM product sales, development programs, competition, and other such risks as
cited in the Company’s Form 10-K filed with the SEC for fiscal year ended April 30, 2006, and other filings.
All forward-looking statements in this presentation are based on information currently available to the Company and we do
not assume any obligation to update or revise any forward-
looking statements.

Advanced Vehicle Systems
• Hybrid Electric Vehicles
• Plug-In Hybrid Electric Vehicles
• Alternative Fuel Vehicles
• Hydrogen Internal Combustion Engines
• Fuel Cell Vehicle Systems
Energy Storage and Delivery
• Lithium-Ion Battery and Advanced Control Systems
• Advanced Hydrogen & CNG Storage Systems
• Mobile & Portable Hydrogen Refueling Systems
Opportunities:  Renewable Energy Generation
• Solar Photo-Voltaic Modules (Automotive, Residential, Commercial)
• Wind Turbines (Installation, Electricity and Hydrogen Generation)
Quantum Overview

500,000 Specialty Vehicles 20,000 Alternative Gaseous Fuel Vehicles 1,700 Hydrogen/Hybrid Systems ….. New Hybrid, Plug-In Hybrid and Electric Vehicle Programs An Impressive History of Vehicle Programs

Scandinavia
Hydrogen Hybrids
California
Hydrogen Highway
Hydrogen Stations
CARB ZEV
CA Fuel Cell
Partnership
SCAQMD
USA
Plug-In-Hybrids,
Hybrid Electric,
Hydrogen Hybrids,
Army, Fuel Cell
Electric
India
Hydrogen-Blends
Hybrid Electric
CNG
Local Partner
China
OEM JV Partner(s)
Hydrogen
Hybrid Electric
CNG
Europe
Hybrid Electric
Hydrogen, CNG
JV Partner
Wind Energy
Solar Modules
Global Market Opportunity

Market Drivers
Energy Security
• Balance of trade
• National security
• Demand for energy increasing globally
Environmental Impacts
• Global warming
• Criteria pollutants and health impacts
Economics
• USA:     $4 per gallon gasoline is here today
• Europe: $6-8 per gallon
Energy, the environment & the economics are inextricably linked!

Solar Energy
Telecom
Back-up Power
Alt Fuel Vehicles
Fuel Delivery
Hydrogen Systems
Lithium-Ion Batteries
Military
Hybrid Electric
Fuel Cell Electric
Wind Energy
Fully Integrated Energy Storage Solutions

Vehicle
Vehicle
Integration
Integration
Li-Ion Battery Systems
Advanced 10,000 psi Hydrogen
Storage Systems
Electronic Controls
Prototype Construction
and Production
Engineering
Gaseous Fuel
Management Systems
Hydrogen and Natural
Gas Fuel Injectors
CNG Storage Systems
Hydrogen ICE Hybrid
Vehicle Systems
Plug-In Hybrid Vehicles
Hydrogen Mobile
Refuelers
Fuel Cell Hybrid Vehicles
5,000 psi Hydrogen
Systems
Quantum’s Capabilities

Our Customers & Partners ARMY TOYOTA

Production Volume Vehicle Assembly - Tecstar 500,000 Specialty Vehicle Produced to Date 100,000 Vehicles per Year Production Capacity

Fuel Cell Vehicle Program • GM’s Chevrolet Equinox Fuel Cell vehicles • All equipped with Quantum’s advanced 10,000 psi H storage systems 2

• Hydrogen Hybrid Electric Vehicle Fleets • US, Europe • OEM-Level Development and Certification Hydrogen Hybrid Vehicle Program

Hydrogen Internal Combustion Engine Vehicles • Ford E 450 Shuttle Bus – In Production • Ford Focus • Exclusive Use of Quantum Fuel Injectors

Military/Defense Program
Hydrogen Ford Escape Hybrid
• Production intent hydrogen ICE hybrid vehicle program
– First delivery mid-2007
• Dual Use Applications
– Military:  Administrative vehicles for base transportation
– Civilian:  Fuel efficient, low emission, hydrogen vehicles
In Partnership with

Military/Defense Program
•
Fuel efficiency
•
Exportable power
•
Extended silent watch
capability
•
“Stealth” battery-only
propulsion capability
•
Unique design flexibility
–
Wider choice of fuels
–
Adaptability to future
technologies
The Aggressor – Alternative Mobility Vehicle:
Battery-dominant hydrogen fuel cell series hybrid electric drivetrain in a
High-performance light-duty off-road vehicle platform.

Mobile Hydrogen Infrastructure
The HyHauler Plus®
• Patented trailer-mounted
hydrogen production and
refueling station
• Applications
– Stranded/intermittent
renewable energy storage
– Remote, on-site fuel
production (US Army)
– Modular “just-in-time”
hydrogen refueling
infrastructure deployment

India
• CNG, Gas, LPG
and Hydrogen
blends
• 200 cities with
CNG infrastructure
• Marketing partner
• Local
manufacturing
China
• Hybrid vehicles
• CNG, LPG
vehicles
• Lithium-ion
batteries
• OEM partner(s)
• Local
manufacturing
Europe
• Hydrogen hybrid vehicles for
Hydrogen Highways and
renewable energy projects
• Refueling stations
• Partnership for vehicle
manufacturing
• Partnership for marketing
CNG products
Global Expansion: Europe & Asia

Recent Developments
•
Acquisition of Stake in German Solar Module Technology Company
•
Strategic Agreement for Distribution of Alternative Fuel Systems in
India
•
Partnership with Major Chinese Automaker to Develop and
Commercialize Advanced Vehicles
•
Partnership in China to Develop and Commercialize Advanced
Lithium-Ion Batteries
•
Strategic Agreement in China to Expand Global Portfolio of Natural
Gas Vehicle Products
•
Shipment of Hydrogen Hybrid Vehicles to Norway’s Norske Hydro
•
Contract Award for Development and Demonstration Plug-In-Hybrid
Electric Vehicles
•
Strategic Sales and Marketing Agreement with Major European
Industrial Gas Supplier

NASDAQ: QTWW www.qtww.com Strategic Vision “A Fully Integrated Alternative Energy Company”

Financial Overview

• Quantum has two reporting segments:
– Quantum Fuel Systems
– Tecstar Automotive Group
• $150 million revenue base with expanding programs
expected to drive revenue growth
• Loss position today, but targeting positive EBITDA for
both business segments in next twelve months
• Quantum is aggressively pursuing new revenue
opportunities in the European and Asian markets
• 66 million shares outstanding
• GM remains our largest shareholder – 7% of shares
outstanding
Financial Overview

Statement of Operations
April 30 Fiscal Year
4th Qtr 06 1st Qtr 07 2nd Qtr 07 3rd Qtr 07
Revenue:
Net product sales
40,645,047 $          38,996,038 $          33,787,256 $          30,205,051 $
Contract revenue
5,544,147                3,506,126                2,829,061                2,828,052
Total revenue
46,189,194             42,502,164             36,616,317             33,033,103
Costs and expenses:
Cost of product sales
40,438,394             37,605,628             35,840,375             31,530,825
Research and development
6,924,855                5,658,503                4,866,419                4,602,605
Selling, general and administrative
12,174,647             10,989,757             11,353,406             10,290,612
Amortization of intangibles
1,139,297                1,134,183                1,134,172                1,134,068
Impairment loss on goodwill
-                          -                          72,317,506             -
Total costs and expenses
60,677,193             55,388,071             125,511,878           47,558,110
Operating loss
(14,487,999)           (12,885,907)           (88,895,561)           (14,525,007)
Interest income
241,851                   182,146                   293,077                   159,985
Interest expense
(1,164,445)             (1,143,496)             (1,325,446)             (1,207,374)
Loss on early extinguishment of debt
-                          -                          -                          (6,300,000)
Minority interest in losses (earnings) of sub
685,959                   286,145                   258,980                   216,358
Other income (expense), net
80,601                     14,160                     180,436                   (73,474)
Income tax benefit
138,330                   121,439                   158,369                   139,903
Net loss
(14,505,703) $        (13,425,513) $        (89,330,145) $        (21,589,609) $

Path to Profitability
Cost reductions targeted to save $20 to $25 million
in current fiscal year
•
Consolidated 4 Facilities
•
Sold off 2 unprofitable business lines
•
Reduced workforce by 25%
Initiating New Specialty Vehicle Assembly
Programs in FY08 (April 30 year end)
Moving into International Markets to capitalize on
emerging opportunities
Commercializing Hybrids and Hydrogen Vehicles –
Increased level of Hydrogen and Hybrid vehicle
product sales starting in calendar 2007

Hydrogen and Hybrid Systems - Projected Roll Out
Limited-volume advanced system introductions begin in FY 2008………
Vehicle Units - Quantum Fuel Systems
-
5,000
10,000
15,000
20,000
25,000
2007 2008 2009 2010 2011 2012
H2 & Hybrid Systems
Vehicle Revenues - Quantum
$-
$100
$200
$300
$400
2007 2008 2009 2010 2011 2012
H2 & Hybrid Systems
Note: Vehicle units and revenues may vary based on OEM schedules, market conditions, and other economic factors

Quantum Fuel System Opportunities
• Quantum is aggressively pursuing opportunities in the European and Asian markets
• To date, total opportunities offer near term project revenue of approximately $12-20M and recurring revenue streams by 2010, of approximately $165-260M
Note: These future opportunities are contingent on finalization of agreements, JV relationships, technology development and general market conditions
Opportunity Project Recurring
1) Hydrogen vehicles and buses - MOU with European company $ 2 - 3 $ 30 - 50
2) Collaboration with car manufacturer on lithium ion batteries $ 5 - 10 $ 30 - 40
3) CNG Systems - MOU with Chinese OEM - $ 25 - 50
4) Hybrid Systems - MOU with Chinese OEM
    (lithium ion battery/control systems) - $ 20 - 30
5) CNG vehicle components - Potential JV - $ 20 - 40
6) Military contracts for fuel systems/hybrid vehicles $ 2 - 3 $ 25 - 30
7) CNG systems - Strategic agreement with partner in India - $ 10 - 20
8) Hydrogen refueling stations $ 3 - 4 $ 5 - 10
Revenue

Value Proposition
Growing International opportunities for Quantum’s
alternative energy technologies
Diversified business model
–
Technology developer
–
Systems integrator
–
Specialty vehicle assembler
Blue chip customer base/strong strategic alliances
driving off-balance sheet value
Proprietary position in 21
st
century technologies
Leader in advanced propulsion systems with key
technologies for Hybrids/H
2
enabling commercialization

NASDAQ: QTWW www.qtww.com CLEAN POWER … FROM CONCEPT TO PRODUCTION